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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2006

DRS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-08533 (Commission File Number)	13-2632319 (IRS Employer Identification Number)
5 Sylvan Way, Parsippany, New Jersey 07054 (Address of principal executive offices)
(973) 898-1500 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

        On January 13, 2006, DRS Technologies, Inc. (the "Company" or "DRS") filed a preliminary prospectus supplement (the "Preliminary Prospectus Supplement") to the Registration Statement on Form S-3 (File No. 333-130926) filed by the Company with the Securities and Exchange Commission (the "Commission") on January 9, 2006 (the "Registration Statement"), relating to the issuance of certain debt securities, as more fully described therein, in connection with the financing of the Company's proposed acquisition (the "Transactions") of Engineered Support Systems, Inc. ("ESSI"), as previously announced.

        Among other things, the Preliminary Prospectus Supplement includes various risk factors (the "Risk Factors"), certain of which supplement or augment the risk factors contained in the definitive joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") included with the Registration Statement on Form S-4 (File No. 333-129948) filed by the Company with the Commission on December 21, 2005. The Preliminary Prospectus Supplement also contains certain unaudited pro forma financial information reflecting the pro forma effects of the proposed Transactions (the "Unaudited Pro Forma Financial Information") which supplements or augments the unaudited pro forma financial information contained in the Joint Proxy Statement/Prospectus.

        The text of the Preliminary Prospectus Supplement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. The foregoing descriptions are qualified by their entirety by reference to the Preliminary Prospectus Supplement, the Registration Statement and the Joint Proxy Statement/Prospectus as filed with the Commission.

        ADDITIONAL INFORMATION ABOUT THE TRANSACTIONS AND WHERE TO FIND IT:    In connection with the proposed Transactions, DRS has filed a Registration Statement on Form S-4 (Registration No. 333-129948) with the Commission that includes the Joint Proxy Statement/Prospectus, which was first mailed to stockholders of DRS and ESSI on or about December 23, 2005. DRS and ESSI also have filed, and will file, other relevant documents with the Commission in connection with the proposed Transactions. INVESTORS AND SECURITY HOLDERS OF DRS AND ESSI ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRS, ESSI AND THE PROPOSED TRANSACTIONS. Investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents filed with the Commission at the Commission's web site at www.sec.gov. A free copy of the Joint Proxy Statement/Prospectus also may be obtained from Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121, Attn: Investor Relations, and from DRS Technologies, Inc., 5 Sylvan Way, Parsippany, NJ 07054, Attn: Investor Relations. In addition, investors and security holders may access copies of the documents filed with the Commission by ESSI on its web site at http://www.engineeredsupport.com, and investors and security holders may access copies of the documents filed with the Commission by DRS on its web site at http://www.drs.com.

        DRS, ESSI and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed Transactions. Information regarding DRS's directors and executive officers is available in its proxy statement filed with the Commission by DRS on June 30, 2005, and information regarding ESSI's directors and executive officers is available in its Annual Report on Form 10-K filed with the Commission by ESSI on January 9, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the Commission.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

Exhibit Number	Description
99.1	Preliminary Prospectus Supplement, dated January 13, 2005, to the Registration Statement on Form S-3 (File No. 333-130926)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.
Date: January 13, 2006	By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Preliminary Prospectus Supplement, dated January 13, 2005, to the Registration Statement on Form S-3 (File No. 333-130926)

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SIGNATURES
EXHIBIT INDEX